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                                                                 EXHIBIT 10.6(d)

                                                                  EXECUTION COPY


                               AMENDMENT NO. 3 TO
                           SECOND AMENDED AND RESTATED
                        COMMODITIES REPURCHASE AGREEMENT

         This AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED COMMODITIES REPURCHASE AGREEMENT (this "Amendment") is made and dated as of February 24, 2004, by and among (a) Link Energy Limited Partnership (formerly EOTT Energy Operating Limited Partnership) (the "Client") and (b) Standard Chartered Trade Services Corporation ("SCTSC"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Crude Oil Purchase Agreement (as defined below).

         WHEREAS, Client, SCTSC and Standard Chartered Bank have entered into that Second Amended and Restated Commodities Repurchase Agreement, dated as of February 11, 2003 (as amended by Amendment No. 1 to Second Amended and Restated Commodities Repurchase Agreement, dated as of August 29, 2003, and Amendment No. 2 to Second Amended and Restated Commodities Repurchase Agreement, dated as of November 20, 2003, and as further amended, supplemented, restated or otherwise modified from time to time, the "Crude Oil Purchase Agreement"), pursuant to which SCTSC has purchased from Client, and Client has agreed to repurchase from SCTSC on the Repurchase Date, certain barrels of crude oil constituting Client's line fill; and

         WHEREAS, Client has requested that SCTSC amend the Crude Oil Purchase Agreement, and SCTSC, on the terms and subject to the conditions set forth below, has agreed to amend the Crude Oil Purchase Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises, Client and SCTSC agree as follows:

         SECTION 1. AMENDMENTS TO THE CRUDE OIL PURCHASE AGREEMENT.

         (a) Section 10(b) of the Crude Oil Purchase Agreement is hereby amended and restated in its entirety to read as follows:

         "b) If the Repurchase Date has been extended pursuant to clause (i) above, on any date which is four Business Days prior to the First Extension Date, at the option of Client and upon written notice to SCTSC, Client may extend the Repurchase Date from the First Extension Date until June 1, 2004, upon payment to SCTSC of a non-refundable extension fee in an amount agreed upon between SCTSC and Client."

         SECTION 2. REPRESENTATION AND WARRANTIES. Client represents and warrants to SCTSC as follows:

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                  (a)      The representations and warranties of Client
         contained in the Crude Oil Purchase Agreement (i) were true and correct when made and (ii) shall be true and correct on and as of the Effective Date with the same effect as if made at and as of that time (except to the extent that such representations and warranties relate expressly to an earlier date).

                  (b) The execution and delivery by Client of this Amendment and the performance by Client of its agreements and obligations under this Amendment are within its authority, and have been duly authorized by all necessary action. Such execution, delivery, and performance by Client, do not and will not (a) contravene any provision of Client's organizational documents or (b) conflict with any law, regulation or contractual restriction binding on or affecting Client.

                  (c) This Amendment and the Crude Oil Purchase Agreement, as amended hereby, constitutes the legal, valid and binding obligations of Client, enforceable in accordance with their respective terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally.

                  (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         SECTION 3. CONDITION TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof (the "Effective Date") upon the due execution and delivery of this Amendment to SCTSC by SCTSC and Client.

         SECTION 4. EXPENSES. Client shall pay all reasonable out-of-pocket expenses incurred by SCTSC in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees and expenses of Bingham McCutchen LLP.

         SECTION 5. MISCELLANEOUS. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations or covenants contained in the Crude Oil Purchase Agreement, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

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         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

                                LINK ENERGY LIMITED PARTNERSHIP

                                By: LINK ENERGY GENERAL PARTNER LLC, its
                                    General Partner

                                By: ________________________________________
                                    Name:   James R. Allred
                                    Title:  Vice President and Treasurer

                                STANDARD CHARTERED TRADE SERVICES CORPORATION

                                By:_________________________________________
                                   Name:
                                   Title:

                                By:_________________________________________
                                   Name:
                                   Title:

ACKNOWLEDGED BY:

STANDARD CHARTERED BANK,
  as Collateral Agent

By:_______________________________
Name:
Title:

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